Issues Related to Maxus Entities	12 Months Ended
Dec. 31, 2020
Text block [abstract]
Issues Related to Maxus Entities
31.	ISSUES RELATED TO MAXUS ENTITIES
31.a) Legal proceedings
31.a.1) Introduction
Laws and regulations relating to health and environmental quality in the United States affect the majority of the operations of: (a) Maxus Energy Corporation (“Maxus”) and its subsidiaries Maxus International Energy Company, Maxus (US) Exploration Company and Gateway Coal Company and (b) Tierra Solutions Inc. (“TS”) (collectively, the “Maxus Entities” or “Debtors”). These laws and regulations govern certain aspects of health and environmental quality, provide for penalties and other liabilities for the violation of such standards and establish in certain circumstances remedial obligations. However, upon the Debtors filing voluntary petitions under Chapter 11 (as define in the following section) of the United States Bankruptcy Code (the “Bankruptcy Code”), actions to collect a monetary claim for such liabilities against the Debtors were stayed.
Maxus and TS could have certain potential liabilities associated with operations of Maxus’ former chemical subsidiary with respect to the regulations mentioned in the previous paragraph; the sole shareholder of both companies was YPF Holdings. Nevertheless, this circumstance must be analyzed in the context of the limitations indicated below.
31.a.2) Reorganization Process under Chapter 11 of the Bankruptcy Code of the United States (hereafter, “Chapter 11”)
On June 17, 2016, voluntary petitions under Chapter 11 of the Bankruptcy Code were filed with the United States Bankruptcy Court of the District of Delaware (hereafter, the “Bankruptcy Court”) by the Debtors and subsidiaries of YPF Holdings. Prior to the Debtors’ bankruptcy filing, the Debtors entered into an agreement (the “Agreement”) with YPF, jointly with its subsidiaries YPF Holdings, CLH Holdings Inc., YPF International and YPF Services USA Corp (jointly, the “YPF Entities”), subject to Bankruptcy Court Approval, to settle all of the Debtors’ claims against the YPF Entities, including any alter ego claims which, in the YPF Entities’ opinion, have no merit.
The Agreement provided for: i) the granting of a loan by YPF Holdings for an amount of up to US$ 63.1 million (the “DIP Loan”) to finance the Debtors’ activities during a year-long bankruptcy case, and ii) a payment of US$ 130 million to the Maxus Entities (“Settlement Payment”) for a release of all claims that the Debtors might have against the YPF Entities.
The first hearing corresponding to the filing under Chapter 11 (the “Filing”) took place on June 20, 2016. At that hearing, the Bankruptcy Court approved, among other things, the Debtors’ motions under the DIP Loan, regarding their day-to-day
operations, including the Debtors’ use of the system for fund management, administration, payment of salaries and benefits to retired employees.
On December 29, 2016, the Debtors filed with the Bankruptcy Court a proposed Chapter 11 Plan of Liquidation (the “Plan”) and a statement revealing information from the Debtors. The Plan foresaw a US$ 130 million Settlement Payment under the Agreement. The Plan (as filed) provided that if the Agreement was approved, portions of the US$ 130 million Settlement Payment would be deposited into (i) a liquidating trust for distribution to creditors and (ii) an environmental response trust for use in remediation. Moreover, if the Agreement were approved, the Debtors’ Plan would likely be confirmed and the claims against the YPF Entities, including the alter-ego
claims, would be settled and released in exchange for the US$ 130 million Settlement Payment.
The Plan, however, provided for certain contingencies should the Bankruptcy Court not approve the Agreement. In that scenario, the Debtors’ claims against YPF Entities, including the alter-ego
claims or piercing the corporate veil, would be transferred into a liquidating trust, which would likely pursue those claims for the creditors’ benefit.

Subject to certain exceptions under the Bankruptcy Code, effective as of the date of the Filing of the Chapter 11 petitions with the Bankruptcy Court, most decisions, as well as the issues related to creditors’ claims and actions for the collection of their claims that arose prior to the Filing date are automatically stayed (among others, those corresponding to claims against the Maxus Entities at the local court of New Jersey related to the Passaic River litigation, which are explained under Notes 31.a.5.i and 31.a.6.
On March 28, 2017, the Maxus Entities and the Creditors Committee submitted an alternative restructuring plan (the “Alternative Plan”) which did not include the Agreement with the YPF Entities.
Under the Alternative Plan, a Liquidating Trust may submit alter ego claims and any other claim belonging to the insolvent’s estate against the Company and the YPF Entities. The Liquidating Trust would be financed by Occidental Chemical Corporation in its capacity as creditor of the Maxus Entities. As YPF did not approve such Alternative Plan and the Alternative Plan did not contemplate the implementation of the originally submitted Agreements, on April 10, 2017 YPF Holdings, Inc. sent a Note giving notice that this situation constituted an event of default under the loan granted under the Agreement with YPF and the YPF Entities. By the approval of the financing offered by Occidental under the Alternative Plan, the Judge ordered the repayment of the outstanding amounts (approximately US$ 12.2 million) under the terms of the DIP Loan, which were subsequently received by YPF Holdings.
On May 22, 2017, the Bankruptcy Court of the Delaware District issued an order confirming the Alternative Plan submitted by the Creditors Committee and the Maxus Entities. The effective date of the Alternative Plan was July 14, 2017, as the conditions set forth in Article XII.B of the Alternative Plan were met. On July 14, 2017, a Liquidating Trust was also created, which brought the complaint referred to in Note 31.a.3.
31.a.3) Maxus Energy Corporation Liquidating Trust (“Liquidating Trust”) Claim
On June 14, 2018, the Liquidating Trust filed a lawsuit against the Company, YPF Holdings, CLH Holdings, Inc., YPF International and other companies non-related
to YPF, claiming alleged damages in an amount up to US$ 14,000 million, principally in connection with alleged claims purportedly related to corporate restructuring transactions the Company engaged in several years ago (the “Claim”). The lawsuit was filed before the United States Bankruptcy Court for the District of Delaware.
From October 19, 2018 to January 22, 2019, several judicial proceedings were conducted related to the motion filed by the Company together with the other companies of the Group that are part of the Claim, requesting a Motion to Dismiss the Claim.
On February 15, 2019, the Bankruptcy Court decided to reject the Motion to Dismiss filed by the Company, together with the other companies of the Group. In addition, the Bankruptcy Court decided to dismiss the motion filed by the other sued companies unrelated to YPF that had likewise requested the Bankruptcy Court to dismiss the Claim.
On March 1, 2019, the Company, together with the other companies of the Group that are part of the Claim, filed an appeal to the resolution dated February 15, 2019, rejecting the Motion to Dismiss. The appeal was denied by the Delaware District Court on September 12, 2019 and the parties proceeded to the discovery process (the “Discovery”).
While the aforementioned appeal was being heard, on April 1, 2019, the Company, together with the other companies of the Group that are part of the Claim, answered the complaint initiated by the Liquidating Trust. On April 24, 2019, the Company, together with the other companies of the Group that are part of the Claim, filed the “Initial Disclosures” brief.
On May 3, 2019, the Liquidating Trust filed a request for the YPF Entities to deliver, under the Discovery, a copy of certain documents that might be in their possession. On the same day, the Liquidating Trust filed an objection to the motion submitted by the YPF Entities so that the testimonies produced in the New Jersey lawsuit are allowed to be used.

Within the framework of the Claim, in 2019 and 2020, the judicial activity was focused on the submission of Motions to Withdraw the Reference, the Discovery, the filing of a Motion to Disqualify and the definition of procedural stages.
Concering the Motions to Withdraw the Reference, on June 7, 2019, Repsol and its related companies filed their Motion to Withdraw the Reference, and the Company, together with the other companies of the Group that are part of the Claim, filed a motion to the same effect on June 11, 2019. On March 23, 2020, the District Court dismissed the Motion to Withdraw the Reference filed by Repsol and its related companies, as well as the one filed by YPF together with the other companies of the Group that are part of the Claim.
With regard to the Discovery, the judicial activity mainly included processes related to the definition of the documentary and testimonial evidence to be produced in the process. The Company together with the other companies of the Group that are part of the Claim, on the one part, and the Liquidating Trust, on the other, requested and challenged, respectively, in different motions, the inclusion of evidence, including the evidence produced in the Passaic River trial mentioned in Note 31.a.6, which was dismissed by the Court hearing the case, the evidence in the possession of Occidental Chemical Corporation and its subsidiaries, witness interrogatories and other means of evidence. The schedule finally approved by the Court, whose extension is being negotiated by the parties to the process, contemplates the production of evidence with respect to allegations of fact during January 2021 and experts’ presentations on April 23, 2021.
Regarding the definition of procedural stages, on July 21, 2020, the Liquidating Trust submitted to the Court hearing the case the schedule for the pre-trial
stage
(pre-trial
Schedule) agreed between the parties to the process, which was approved by the Court on July 22, 2020, and which might be modified or extended by agreement of the parties or by Court order. The pre-trial
schedule provides that Motions for Summary Judgment should be fully substantiated by July 21, 2021, and that a pre-trial
Conference should take place on July 28, 2021. As of the date of these consolidated financial statements, no date has been set for the Trial. The pre-trial
schedule, including the date for summary judgment motions, may be extended or modified by the Court. As of the date of these consolidated financial statements, it is not possible to anticipate the date on which final judgment will be rendered.
Finally, on December 19, 2020, the Company filed a Motion to Disqualify White & Case LLP as legal representatives of the Liquidating Trust. The motion is based on the Company’s understanding that White & Case LLP might be prevented from acting in such capacity by virtue of conflicts of interest arising from the incorporation to the firm of attorney-at-law
Jessica Boelter, former partner of the firm Sidley Austin LLP and member of the team of attorneys that advised the Company in this process. On January 29, 2021, the Liquidating Trust filed an Opposition Brief to the motion to disqualify. On February 26, 2021, YPF submitted the reply to the Opposition Brief.
As the process moves forward and given the complexity of the claims and the evidence to be produced by the parties, the Company will continue analyzing the status of the case and its impact on the Group’s results and financial position.
The Company, together with the other companies of the Group that are part of the Claim, will defend itself in compliance with applicable legal procedures and available defenses.
31.a.4) Background of Maxus and TS
In connection with the sale of Maxus, Diamond Shamrock Chemicals Company (“Chemicals”) to Occidental Petroleum Corporation (“Occidental”) in 1986, Maxus agreed to indemnify Chemicals and Occidental from and against certain liabilities relating to the business or activities of Chemicals prior to September 4, 1986 (the “selling date”), including environmental liabilities relating to chemical plants and waste disposal sites used by Chemicals prior to the selling date. The indemnity obligation and other liabilities described under 31.a.6 determined that Maxus, TS and other related companies submit a reorganization petition under the Bankruptcy Law mentioned above.

31.a.5) Maxus and TS Matters
The following are the alleged liabilities borne by the Debtors in their reorganization petition, updated up to the date of filing, the date on which YPF Holdings ceased to have control over the relevant activities of the Debtors (see Note 31.b). Given that YPF Holdings has ceased to have control of the Debtors, YPF is not aware of the evolution of the claims described or of the existence of additional claims to those detailed in this Note.
31.a.5.i) Environmental administrative issues relating to the lower 8 miles of the “Passaic River”

•	Newark, New Jersey
A consent decree, previously agreed upon by the U.S. Environmental Protection Agency (“EPA”), the New Jersey Department of Environmental Protection and Energy (“DEP”) and Occidental, as successor to Chemicals, was entered in 1990 by the United States District Court of New Jersey and requires implementation of a remedial action plan at Chemical’s former Newark, New Jersey agricultural chemicals plant.

•	Passaic River, New Jersey
Maxus, complying with its contractual obligation to act on behalf of Occidental, negotiated an agreement with the EPA (the “1994 AOC”) under which TS has conducted testing and studies near the Newark plant site, adjacent to the Passaic River.
In 2003, the DEP issued Directive No. 1 seeking to identify those responsible for the damages to natural resources resulting from almost 200 years of industrial and commercial development along a portion of the Passaic River and a part of its basin. Directive No. 1 asserts that the notified companies, including Maxus and Occidental, are jointly and severally liable for the mentioned environmental damage, despite all evidence to the contrary. Directive No.1 demanded compensation for the restoration, identification, and quantification of the damage and determination of its value. Despite negotiations between said entities, no agreement was reached and the DEP assumed jurisdiction in this matter.
In 2004, the EPA and Occidental entered into an administrative order on consent (the “2004 AOC”) pursuant to which TS (on behalf of Occidental) has agreed to conduct testing and studies to identify contaminated sediment and flora and fauna and evaluate remedial alternatives in the Newark Bay and a portion of the Hackensack, the Arthur Kill and Kill van Kull rivers. The initial fieldwork on this study was substantially completed. Discussions with the EPA regarding additional work that might be required are underway. The EPA issued General Notice Letters to other companies concerning the contamination of Newark Bay and the works that were performed by TS under the 2004 AOC.
In December 2005, the DEP issued a directive to TS, Maxus and Occidental directing said parties to pay the State of New Jersey’s cost of developing a Source Control Dredge Plan in the lower
6-mile
portion of the Passaic River. The development of this plan was estimated by the DEP to cost approximately US$ 2 million.
While some remedial works are underway, the works under the 1994 AOC was substantially subsumed by reason of an administrative arrangement dated 2007 (the “2007 AOC”) with about 70 companies (including Occidental and TS) in the lower portion of the Passaic River due to an administrative agreement of 2007 (“the 2007 AOC”).
Under the 2007 AOC, the lower 17 miles of the Passaic River, from the mouth at Newark Bay to Dundee Dam, should have been subjected to a Remedial Investigation / Feasibility Study (“RI/FS”). The AOC 2007 participants discussed the possibility of carrying out additional remediation work with the EPA. The companies that agreed to fund the RI/FS have negotiated an interim allocation of RI/FS costs among themselves based on a number of considerations. This group is called the Cooperative Parties Group (the “CPG”). The AOC 2007 was coordinated in a federal, state, local and private sector cooperative effort called the Restoration Project for the Lower Reaches of the Passaic River (“PRRP”).

EPA’s conclusions regarding the 2007 AOC indicated that the discharges of the underwater sewage pipe are an active source of hazardous substances in the lower sections of the Passaic River under study. During the first semester of 2011, Maxus and TS, acting on behalf of Occidental, entered into an administrative agreement with the EPA (the “CSO AOC”), which establishes the implementation of studies of the underwater sewage pipe on the Passaic River, and confirms that there are no pending obligations under the AOC 1994. In the last semester of 2014, TS filed its report with the EPA (thus completing phase 1).TS estimated, as of December 31, 2015, that the total cost to implement the CSO AOC is approximately US$ 5 million and will take approximately 2 years to be completed once EPA authorizes phase 2 (the work schedule).
On May 29, 2012, Occidental, Maxus and TS withdrew from the CPG under protest and reserving all their rights. However, Occidental continues to be a member of the 2007 AOC and its withdrawal from the CPG has not changed its obligations under the 2007 AOC.
In addition, in August 2007, the National Oceanic Atmospheric Administration (“NOAA”) sent a letter to a number of entities it alleged to have a liability for natural resources damages, including TS and Occidental, requesting that the group enter into an agreement to conduct a cooperative assessment of natural resources damages in the Passaic River and Newark Bay. In November 2008, TS and Occidental entered into an agreement with the NOAA to fund a portion of the costs it has incurred and to conduct certain assessment activities during 2009. Approximately 20 other PRRP members have also entered into similar agreements. In November 2009, TS declined to extend this agreement.

•	Feasibility Study for the environmental remediation of the lower 8.3 miles of the Passaic River– Record of Decision (“ROD”)
On June 2007, the EPA released a draft Focused Feasibility Study (the “FFS 2007”). The FFS 2007 outlines several alternatives for remedial action in approximately the lower 8.3 miles of the Passaic River. On April 11, 2014, the EPA published a new FFS draft (“FFS 2014”). The FFS 2014 contains 4 remediation alternatives analyzed by the EPA, as well as the estimate of the cost of each alternative, which consist of: (i) no action; (ii) deep dredging with 9.7 million cubic yards of filling material; (iii) filling and dredging of 4.3 million cubic yards and the placement of a physical barrier mainly built of sand and stone (tapa de ingeniería); and (iv) focused dredging with 1 million cubic yard of filling material. On March 4, 2016, the EPA issued the ROD choosing Alternative 3 as a remedy to remove the contaminated sediments. The estimated cost was US$ 1,382 million (estimated present value at a rate of 7%).
The ROD requires the removal of 3.5 million cubic yards of sediment from the lower 8.3 miles of the Passaic River by bank-to-bank
dredging, to a depth of approximately 5 to 30 feet in the federal navigation channel from mile 0 to mile 1.7, and approximately 2.5 feet in the remaining areas of the lower 8.3 miles of the Passaic River. A two-foot
thick cap will be installed over the dredged areas. Contaminated segments would be transported to disposal sites outside the State. The EPA estimates the whole project will take approximately 11 years, including 1 year for negotiations among potentially responsible parties, 3 to 4 years for project design and 6 years for its implementation.
On March 31, 2016, the EPA notified more than 100 potentially responsible parties, including Occidental, of the liabilities relating to the 8.3 mile area of the Passaic River relating to the ROD. In the same notice the EPA stated that it expected Occidental (against whom Maxus is litigating a dispute over indemnity) to prepare the remediation plan design and that it would send a second letter with an administrative proposal to this end, which was received by counsel to Occidental, Maxus and TS on April 26, 2016.
As of the date of the Maxus Entities’ bankruptcy filing, Occidental under Chapter 11, Maxus and TS were holding discussions with EPA to define their participation in a potential negotiation aimed at taking part in the design of the EPA’s proposed remediation plan, taking into account that the ROD has identified over 100 potentially responsible parties and 8 contaminants of concern, many of which have not been generated at the Lister Site. As of such date, Maxus was evaluating the situation resulting from the issuance of the ROD by the EPA, as well as its subsequent associated letters.

•	Removal Action Next to Lister Avenue Site
During June 2008, the EPA, Occidental, and TS entered into an Administrative Order of Consent, pursuant to which TS, on behalf of Occidental, will undertake a removal action of sediment from the Passaic River in the vicinity of the former Diamond Alkali facility. This action results in the removal of approximately 200,000 cubic yards of sediment, which will be carried out in 2 different phases. The first phase, which commenced in July 2011 and was substantially completed in the fourth quarter of 2012. The EPA conducted a site inspection in January 2013, and TS received written confirmation of completion in March 2013.
The term for compliance with the second phase began after the agreement entered into with EPA regarding certain aspects related to the development of the same. The Focused Feasibility Study (“FFS”) published on April 11, 2014 provides that Phase II of the removal action was consistently implemented with the FFS. On September 18, 2014, the EPA requested that Tierra Solutions, Inc. (“TS”) conducted an additional sampling of the Phase II area. The sampling was completed in the first quarter of 2015 and TS is expected to present the validated results to the EPA during 2016.
31.a.5.ii) Environmental administrative issues relating to the lower 17 miles of the “Passaic River” – feasibility study

•	Feasibility study for the lower 17 miles of the Passaic River
Notwithstanding what is discussed above, the lower
17-mile
section of the Passaic River, (the area contemplated in AOC 2007), was subject to a RIF/FS study expected to be completed by 2015, after which EPA would choose a remediation action that will be made public in order to receive comments.
The CGP (“Cooperation Group Parties”) submitted in the first semester of 2015, the draft of the RI/FS in which offers potential remediation alternatives, (which comprises the lower 8 miles of the Passaic River) of the EPA. The EPA may or may not consider this report.
31.a.5.iii) Other environmental proceedings
Other matters relating to the eventual liability of Maxus and TS include liabilities arising from: (a) a ferrous chromate processing plant in Kearny, New Jersey; (b) the Standard Chlorine Chemical Company Superfund Site; (c) a ferrous chromate processing plant in Painesville, Ohio; (d) certain removals of contaminants located in Greens Bayou; (e) the Milwaukee Solvay Coke & Gas site located in Milwaukee, Wisconsin; (f) the Black Leaf Chemical Site, Tuscaloosa Site, Malone Services Site and Central Chemical Company Superfund Site (Hagerstown, Maryland); (g) the remediation action in Mile 10.9.
31.a.6) Trial for the Passaic River
In relation to the alleged contamination related to dioxin and other hazardous substances in the lower stretch of the Passaic River, Newark Bay, other nearby waterways and surrounding areas, the DEP sued YPF Holdings, TS, Maxus and several companies, including Occidental. The DEP sought remediation of natural resources damages and punitive damages and other matters.
The defendants made responsive pleadings and filings.
In March 2008, the Court denied motions to dismiss by Occidental, TS and Maxus. The DEP filed its Second Amended Complaint in April 2008. YPF filed a motion to dismiss for lack of jurisdiction of the New Jersey Court over YPF because it was a foreign company lacking the requirements to become a party to a lawsuit in such Courts. The previously mentioned motion filed by YPF was denied in August 2008, and the denial was confirmed by the Court of Appeal.

Without prejudice to the foregoing, the Court denied the plaintiffs’ motion to bar third party practice and allowed defendants to file third-party complaints. Consequently, third party claims against approximately 300 companies and governmental entities (including certain municipalities) which could have responsibility in connection with the claim were filed in February 2009. DEP filed its Third Amended Complaint in August 2010, adding Maxus International Energy Company and YPF International as additional named defendants. During the course of the litigation, the third parties filed motions to sever and stay and motions to dismiss. The motions were rejected by the judge. Some of the entities appealed the court decision, but such appeals were dismissed in March 2011.
In May 2011, the judge issued Case Management Order No. XVII (CMO XVII), which contained the Trial Plan for the case. This Trial Plan divides the case into two phases, each with its own mini-trials (“Tracks” or “procedural stages”) which totaled nine Tracks considered individual trials. Phase one would determine liability and phase two would determine damages. Regarding the sub-stages:
(a) sub-stages
I to III (Tracks I to III) correspond to damages claimed by Occidental and the State of New Jersey;
(b) sub-stages
IV to VII (Tracks IV to VII) correspond to liability for alter ego and fraudulent conveyance with respect to YPF, Maxus and Repsol and to the liability of third parties to Maxus;
(c) sub-stage
VIII (Track VIII) corresponds to damages claimed by the State of New Jersey;
(d) sub-stage
IX (Track IX) is the percentage of liability that would correspond to Maxus for the cleanup and remediation costs.
Specifically,
sub-stage
III (Track III) will determine the extent of Maxus’ liability for the operation of the Lister Site;
sub-stage
IV (Track IV) will determine the possible scope of YPF and Repsol’s liability for damages to the Lister Site (alter ego and fraudulent conveyance).
Following the issuance of CMO XVII, the State of New Jersey and Occidental filed motions for partial summary judgment. The State filed 2 motions: the first one against Occidental and Maxus on liability under the Spill Act, and against TS on liability under the Spill Act. In addition, Occidental filed a motion for partial summary judgment that Maxus owes a duty of contractual indemnity to Occidental for liabilities under the Spill Act. In July and August 2011, the judge ruled that, although the discharge of hazardous substances by Chemicals was proven, a liability allegation could not be made if the causal relationship between any discharge and the alleged damage is not established. Additionally, the Court ruled that TS has Spill Act liability to the State based on (1) its current ownership of the site where the discharges were made (Lister Avenue); and (2) that Maxus has the obligation to indemnify Occidental (previously mentioned).
In November 2011, the Special Master called for and held a settlement conference between the State of New Jersey, on the one hand, and Repsol S.A., YPF and Maxus, on the other hand to discuss the parties’ respective positions, but no agreement was reached.
In February 2012, the plaintiffs and Occidental filed motions for partial summary judgment, seeking summary adjudication that Maxus has liability under the Spill Act of New Jersey. The Judge held that Maxus and TS have direct liability for the contamination generated into the Passaic River. Volume, toxicity and cost of the contamination have not been verified yet.
On September 11, 2012, the Court issued the Track VIII order. The Track VIII order governs the process by which the Court would conduct the discovery and trial of the claim for damages of the State of New Jersey (the “Administration”) against Occidental, Maxus and TS (caused by the Diamond Alkali Lister Avenue plant).

On September 27, 2012, Occidental filed its Amended Cross-Claims and the following day, the Administration filed its fourth Amended Complaint. The principal changes to the Administration’s pleading concern the State’s allegations against YPF and Repsol, which were included in its cross-claim. In particular, based on the Mosconi Report of the Argentine State, 3 new allegations against Repsol were included involving asset stripping from Maxus and YPF.
During the fourth quarter of 2012 and the first quarter of 2013, YPF, YPF Holdings, Maxus and TS together with certain other direct defendants in the litigation, have engaged in on-going
mediation and negotiation seeking to settle Track VIII with the State of New Jersey. During this time, the Court has stayed the litigation. On March 26, 2013, the State advised the Court that a proposed settlement between the State and certain third-party defendants had been approved by the requisite threshold number of private and public third-party defendants. The respective Boards of Directors of YPF, YPF Holdings, Maxus and TS approved at their Board meetings the settlement agreement (the “Agreement”). The proposal of the Agreement, which did not imply endorsement of facts or rights and presented only for conciliatory purposes, was subject to an approval process, publication, comment period and court approval. According to the terms of the Agreement, the state of New Jersey would agree to release certain claims related with environmental liabilities within a geographic area of the Passaic River, New Jersey initiated against YPF and certain subsidiaries, naming YPF and other participants in the litigation, a limited liability of up to US$ 400 million, if they are found responsible. In return, Maxus would make cash payment of US$ 65 million at the time of approval of the Agreement.
In September 2013, the Court published its Case Management Order XVIII (“CMO No. XVIII”), which provides a schedule for approval of the Agreement. Pursuant to the CMO XVIII, the Court rejected Occidental’s claims and approved the Agreement. Occidental appealed the approval of the Agreement, which was dismissed. Notwithstanding the foregoing, on February 10, 2014, in compliance with the settlement agreement, Maxus made a deposit of US$ 65 million in an escrow account. On April 11, 2014, Occidental notified the parties that it would not seek an additional revision of the approval of the Agreement.
On August 20, 2014, the lawyers of the State of New Jersey reported that Occidental and the State of New Jersey had entered into an agreement on the general terms and conditions of a settlement agreement that would end the Track VIII proceedings. On December 16, 2014, the Court approved the Settlement Agreement whereby the State of New Jersey agreed to settle all claims against Occidental related to the environmental liabilities within a specific geographical area of the Passaic River, New Jersey, in consideration for the payment of US$ 190 million in 3 installments, the last payable on June 15, 2015; and a sum amounting up to US$ 400 million if the State of New Jersey had to pay its percentage for future remedial actions.
On January 5, 2015, Maxus received a letter from Occidental requesting Maxus, pursuant to the purported contractual obligation to indemnify Occidental, to compensate Occidental for all the payments that Occidental agreed to pay to the Administration. Maxus holds that both the existence and the amount of such obligation to indemnify under the settlement agreement are pending issues that must wait for the Court decision on the Passaic River case.
In addition, on July 31, 2014 Occidental submitted its third amendment to the complaint YPF, Repsol and Maxus filed motions to limit Occidental’s third amended complaint arguing that such claims were not included in the second. Occidental answered that the third amendment incorporated new facts, but not new claims. The Court rejected Occidental’s arguments and dismissed the third amendment to the complaint.
Moreover, Repsol countersued Occidental alleging that the US$ 65 million paid by Repsol as per the agreement between Repsol, YPF, YPF Holdings, Maxus and Tierra Solutions with the State of New Jersey was paid for damages caused by (a) Chemicals, for which Occidental is liable under the share purchase/sale agreement of 1986 or (b) Occidental’s independent conduct.
On April 15, 2015, Occidental sent Maxus a letter claiming indemnity protection under the share purchase agreement with respect to the counterclaim filed by Repsol against Occidental. On April 28, 2015, Maxus replied contesting the claims reserving all arguments and defenses regarding the SPA’s indemnification provisions.

Furthermore, the scheduled dates were changed through Case Management Order No. XXVI Depositions of witnesses residing in both the U.S. and abroad began in December 2014. Nearly 40 witnesses deposed in the case, including the corporate representatives of all the parties. The issues being addressed include Track IV (the alter ego and fraudulent transfers of assets) and Track III (indemnity claims filed by Occidental against Maxus). Depositions of witnesses were completed in mid-October
2015.
Notwithstanding the above, the Special Master authorized the parties to file briefs specifying any issue in respect of which each party believed that the court should authorize early summary judgment motions. The motions filed by the parties and the non-binding
opinions as issued by the Special Master on January 14, 2016, are summarized below:

(a)
YPF filed for early summary judgment against Occidental on 4 issues: i) dismissal of the portion of Occidental’s claims for alter ego liability, based on the financing of YPF’s acquisition of Maxus shares in 1995; ii) dismissal of the portion of Occidental’s claims for alter ego liability, based on the transfer of Maxus’ assets from 1995 through 1999; iii) dismissal of the portion of Occidental’s liability claims based on the alleged “control” by YPF of Maxus’s Board of Directors’ decision, in 1996, to sell its subsidiaries in Bolivia and Venezuela to YPF International; and iv) dismissal of the portion of Occidental’s claims for alter ego liability, based on the transfer of Maxus’ environmental liabilities to Tierra in 1996.

The Special Master’s Recommendation on YPF’s motion recommended to deny the motion on the grounds that i) the statute of repose for fraudulent transfers is not applicable to the remedy of alter ego for breach of contract and ii) a finder of fact should be permitted to consider all portions of YPF’s actions when determining if there is alter ego liability so dismissal of portions of these claims is inappropriate.

(b)	Occidental filed a motion for early summary judgment against Maxus in relation to Occidental’s claim to recover the amount of US$ 190 million (plus expenses) under the settlement agreement.
The Special Master sought to establish that Maxus is liable for all obligations at the Lister Site, regardless of any actions taken by Occidental (including the period of time that the Occidental operated Lister Site). Therefore, the Special Master’s Recommendation on Occidental’s motion against Maxus recommended to grant the motion on the grounds that (i) the language of the SPA was not ambiguous and required Maxus to indemnify Occidental for its own conduct at the Lister Site and (ii) Occidental was not estopped from seeking indemnity from Maxus for its own conduct at the Lister Site because it did not take inconsistent legal positions in prior litigations. Notwithstanding the foregoing, Occidental will have to prove the reasonableness of the US$ 190 million amount settled with the State of New Jersey, for which Maxus may eventually be liable.
In addition, Occidental filed for early summary judgment dismissing the cross-claims of Repsol against Occidental, which seek to recover from Occidental the US$ 65 million payment made by Repsol to New Jersey State under the settlement agreement.
The Special Master’s Recommendation on Occidental’s motion against Repsol recommended to deny the motion in part as to Repsol’s contribution claim and to grant the motion in part as to Repsol’s unjust enrichment claim, on the grounds that i) Repsol’s contribution claims are permissible under the New Jersey Spill Act even if a settlement did not fully discharge liability to the State; ii) demonstrating Repsol’s liability under the Spill Act is not a prerequisite for Repsol to receive contribution from Occidental; iii) Repsol is not liable to Occidental for indemnification as an alter ego of Maxus, and iv) Occidental was not unjustly enriched when Repsol settled with the State of New Jersey.

(c)
Repsol filed for early summary judgment against Occidental to dismiss Occidental’s cross-claims: i) to the extent that Occidental’s claims are based on prescribed claims for fraudulent transfers; ii) on the grounds that Occidental cannot prove that it has suffered damages due to a failure to perform an agreement; iii) on the grounds that Occidental cannot prove that Repsol has caused any damage even if a non-performance
occurred, because Occidental has alleged that Maxus became insolvent before Repsol acquired YPF in 1999; and iv) on the grounds that Occidental has failed to pierce the corporate veil between YPF and Repsol.

The Special Master’s Recommendation on Repsol’s motion against Occidental recommended granting the motion because the Occidental failed to set out any basis to pierce the corporate veil between YPF and Repsol, which the Special Master held Occidental was required to do, and because Occidental did not allege that YPF was insolvent.

(d)
Maxus filed for early summary judgment against Occidental to dismiss the claims for damages filed by Occidental regarding costs not yet incurred by Occidental (future remediation costs). YPF joined in this motion.

The Special Master’s Recommendation on Maxus’s motion against Occidental was to grant the motion on the grounds that Occidental’s request for declaratory judgment has no basis due to the uncertainty regarding future costs.

(e)
Finally, related to the claims that Occidental sought to add against YPF and Repsol for alleged interference with Occidental’s contractual rights under the Stock Purchase Agreement of 1986 (between Maxus and Occidental), the Special Master recommended that the motion be denied on the grounds that Occidental improperly delayed in seeking to supplement its claims despite having multiple earlier opportunities to do so.

The parties appealed the respective Special Master’s recommendations on February 16, 2016. On February 18, 2016, the parties sought leave from the Special Master to file additional motions for summary judgment. On March 7, 2016, the Special Master denied each of the parties’ requests to file additional motions, while ruling that the parties could raise the factual issues raised in the motions at the time of trial as motions in limine. On April 5, 2016, the judge denied the motions and adopted the Special Master’s Recommendations in their entirety.
On April 25, 2016, the parties moved to request permission to file interlocutory appeals and a stay of the litigation during the appellate proceedings. Maxus filed a motion requesting permission to appeal the ruling granting summary judgment to Occidental against Maxus, which held that Maxus is liable under the stock purchase and sale agreement for all obligations under, or arising from, the Lister Site, even if attributable to Occidental’s own acts. YPF filed a motion requesting permission to appeal the ruling denying its motion for summary judgment and Occidental filed a motion, appealing the ruling that granted Repsol its motion for summary judgment, On May 24, 2016, the Superior Court of New Jersey—Appellate Division denied all interlocutory appeals.
On April 5, 2016, the Superior Court issued Case Management Order No. XXVIII establishing the trial date as June 20, 2016. However, all litigation against Maxus and YPF has been stayed upon Maxus’ filing under Chapter 11 of the Bankruptcy Code.
On June 20, 2016, Occidental filed a Notice of Removal of Claims and a motion to transfer venue of the remaining claims in the Passaic River Litigation from the New Jersey Bankruptcy Court to the Delaware Bankruptcy Court. On June 28, 2016, the New Jersey Bankruptcy Court granted Occidental’s motion to transfer venue.
On July 20, 2016, Repsol filed a motion with the Delaware Bankruptcy Court to have its cross-claims seeking environmental contribution from Occidental under the Spill Act to be remanded to the New Jersey Superior Court. On November 15, 2016, the Bankruptcy Court granted Repsol’s motion to remand. On November 29, 2016, Occidental filed a motion for clarification or, in the alternative, for reconsideration of the Bankruptcy Court’s Order granting Repsol’s motion to remand. At a hearing on January 25, 2017, the Delaware Bankruptcy Court denied Occidental’s motion and allowed Repsol’s cross-claims to go forward in the New Jersey Superior Court. At present, a series of appeals filed by Repsol and OCC are pending resolution.

31.b) Accounting matters
In connection with the petition that the Maxus Entities filed with the Bankruptcy Court on June 17, 2016, as described in detail in Note 31.a, the Management of the Company considered this an event that required reconsideration of whether the consolidation of such entities remained appropriate. In order to carry out this analysis, the Company followed the guidelines established in IFRS 10 “Consolidated Financial Statements” to reassess whether it maintained control over the activities of the Maxus Entities. This analysis, in accordance with IAS 8, was complemented by the criteria set forth in the United States Standard ASC 810 published by the FASB, the principles of which are consistent with IFRS 10, but addresses in more detail the issues related to the consolidation of entities that file a reorganization proceeding under Chapter 11.
Generally, when an entity files a petition under Chapter 11, shareholders do not generally maintain the ability to exercise the power to make decisions that have a significant impact on the economic performance of the business of entities because that power is usually subject to Bankruptcy Court approval.
The petition filed by the Maxus Entities under Chapter 11 had relevant effects on the rights of YPF Holdings as a shareholder of these entities, because creditors of the bankruptcy process replaced the shareholders in their legal capacity to file derivative suits against the directors on behalf of the entities for breach of the Debtors’ fiduciary obligations, since the creditors would be the main beneficiaries in any increase in value of these entities. However, at the time of the filing under Chapter 11, it should be noted that YPF Holdings retained its right to designate directors of the Debtors through Shareholders’ Meetings, unless the Bankruptcy Court orders otherwise. In addition, the bankruptcy cases also affected the responsibilities and functions of the board of directors and management of each of the respective Maxus Entities. Each of the Maxus Entities had become a “Debtor in Possession” and, in accordance with the Bankruptcy Code, remained in possession of its property and, subject to certain limitations, was authorized to carry out its normal operations, unless the Bankruptcy Court ordered otherwise. Even so, during the Chapter 11 cases, the directors of the Debtors do not have absolute discretion, since any transaction “outside the ordinary course of business” of the Debtors, such as the sale of a significant asset, the expansion of a line of business involving the use of significant funds (or the commitment to do so), or the provision of loans or other types of financing, will be subject to the approval of the Bankruptcy Court.
Likewise, on November 8, 2016, the Maxus Entities amended their by-laws
in order to give greater discretion to the independent Directors.
As a result, due to the Chapter 11 filing, YPF Holdings is not empowered to make decisions unilaterally, which could significantly affect the Debtors’ businesses, both operationally and economically. Likewise, the Debtors are required to seek the approval of the Bankruptcy Court for typical commercial activities, if such activities could have a significant effect on their operations or on any of their stakeholders.
In view of the foregoing, the Management of the Company understands that it is no longer able to exercise its power over such entities to significantly influence on the Maxus Entities’ operations and results, a necessary condition established by IFRS 10 to establish the existence of an effective financial control and therefore, it proceeded to deconsolidate the investments in the Maxus Entities from June 17, 2016.